                        ANNUAL REPORT / DECEMBER 31 1999

                      AIM ADVISOR INTERNATIONAL VALUE FUND

                                  [COVER IMAGE]

                            [AIM LOGO APPEARS HERE]

                                  [COVER IMAGE]

                     -------------------------------------

                TRADER GEORG (GISZE) BY HANS HOLBEIN THE YOUNGER

          THIS PAINTING DEPICTS A GERMAN MERCHANT IN LONDON, PRESUMABLY

        ON SOME KIND OF BUSINESS VENTURE. THE VARIOUS ITEMS SURROUNDING

      HIM--LEDGERS AND LISTS, FOREIGN COINS, ORNAMENTAL AND EXOTIC-LOOKING

        OBJECTS--CALL TO MIND HIS TRAVELS IN SUPPORT OF HIS PROFESSION.

        TRADERS SUCH AS GEORG FORMED THE BASIS OF THE GLOBAL MARKETPLACE

       AS WE KNOW IT, ALLOWING COMPANIES SUCH AS THOSE IN WHICH THIS FUND

                   INVESTS TO BE OPEN TO THE TRADERS OF TODAY.

                     -------------------------------------

AIM Advisor International Value Fund is for shareholders who seek a high total return through growth of capital and current income through a diversified portfolio of foreign equity securities.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Advisor International Value Fund's performance figures are historical, and they reflect changes in net asset value and the reinvestment of distributions.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of Class A shares due to different sales-charge structure and expenses.
o During the fiscal year ended 12/31/99, the fund paid distributions of $0.3526 per share for Class A shares and $0.2262 per share for Class B and Class C shares.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper International Fund Index represents an average of the performance of the 30 largest international mutual funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The unmanaged MSCI EAFE--Registered Trademark-- (Europe, Australasia and the Far East) Index is a group of foreign securities tracked by Morgan Stanley Capital International.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is generally considered representative of the stock market in general.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.


   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                      AIM ADVISOR INTERNATIONAL VALUE FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER



                    Dear Fellow Shareholder:

                    The fiscal year discussed in this report has reconfirmed our
     [PHOTO OF      faith in two long-established principles of investing:
    Charles T.      portfolio diversification and long-term thinking. We could
      Bauer,        title this report "What a Difference a Year Makes."
    Chairman of         An investor surveying conditions when the fiscal year
   the Board of     opened on January 1, 1999, would have seen a market
     THE FUND       dominated by large-capitalization stocks and high-quality
   APPEARS HERE]    bonds, especially U.S. Treasuries. During 1998, two
                    well-known indexes of large-capitalization U.S. companies, the S&P 500 and the Dow Jones Industrial Average, were up
                    28.60% and 18.15%, respectively. By contrast, smaller-company stocks in the Russell 2000 had lost 2.55%.
                    Overseas, many markets were languishing, especially in Asia, where so many financial difficulties had originated in 1997.
                        In bond markets as well, name-brand quality was the
                    place to be. The Lehman Government/Corporate Bond Index,
which follows sovereign issues and investment-grade debt, was up 9.47%, while the Lehman High Yield Index, which tracks riskier "junk bonds," had risen only 1.60%.
    It would be easy for an investor to conclude that blue-chip issues, whether equity or fixed-income, were the place to be, that it was time to divest himself of everything else and put all his eggs in the blue-chip basket. The investor, of course, would be wrong.

MARKETS TURN
While large-capitalization stocks continued to do very well, during 1999 markets broadened dramatically with many investment sectors performing a complete turnaround. For example, the small-cap stocks in the Russell 2000 were up 21.26% for calendar year 1999, and many Asian markets, particularly Japan, had staged a comeback.
    The same holds true of bonds. The higher-quality Lehman index was down 2.15% during 1999 while the Lehman High Yield index was up 2.39%.
    The point, at the risk of sounding repetitive to those of you who have invested with us for a long time, is that this is why diversification is a fundamental investing principle. Market sectors and asset classes go in and out of favor, but over the long run--and the long run is several years--the markets' overall trend has been upward. Selecting an asset class or a market sector on the basis of a short-term snapshot of conditions is usually unwise, as is concentrating your portfolio in one asset class. Staying fully invested in a diversified portfolio remains a compelling strategy and one of your best prospects for long-term gain. We also continue to remind you that the past few years have seen extraordinary gains in some markets, and there is no assurance that this trend will continue.

LOOKING AHEAD
As we look about at the close of this fiscal year, we are encouraged by multiple signs of economic health in Europe and Asia, not to mention the prolonged U.S. economic expansion. However, we are aware of how easily an investor could have been misled by conditions just 12 months ago. For our shareholders, we therefore reiterate our commitment to investing through a financial advisor. In addition to helping you select investments appropriate to your time horizon and risk tolerance, a financial advisor can keep you informed about how changing market conditions affect you and your portfolio--and help ensure that when you do alter your investments, there's a logical reason for doing so. AIM believes every investor should be guided by a financial professional.

FUND MANAGERS COMMENT
In the pages that follow, your fund's portfolio managers discuss how they managed your fund during the year ended December 31, how the markets behaved and what they foresee for the near future. We trust you will find their discussion informative. If you have any questions or comments, we invite you to contact us, either at our Web site, aimfunds.com, or through our Client Services department at 800-959-4246. Information about your account is also available through our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman,  A I M Advisors, Inc.

                      -------------------------------------

                                 STAYING FULLY

                           INVESTED IN A DIVERSIFIED

                               PORTFOLIO REMAINS

                                  A COMPELLING

                            STRATEGY AND ONE OF YOUR

                       BEST PROSPECTS FOR LONG-TERM GAIN.

                      -------------------------------------

                      AIM ADVISOR INTERNATIONAL VALUE FUND

                       ANNUAL REPORT / MANAGER'S OVERVIEW

RESURGENT JAPAN BOOSTS
FUND PERFORMANCE

FOREIGN MARKETS EXPERIENCED A MAJOR TURNAROUND DURING THE REPORTING PERIOD. HOW DID AIM ADVISOR INTERNATIONAL VALUE FUND PERFORM?
The fund finished the year strongly. For the fiscal year ended December 31, 1999, the fund posted total returns of 22.54% for Class A shares, 21.70% for Class B shares and 21.64% for Class C shares. (These returns are at net asset value, which does not include sales charges.) The fund finished close to the EAFE Index, which had a return of 26.96% for the reporting period, but behind the Lipper International Fund Index, which had a return of 37.83%. Net assets in the fund grew to $145.9 million by the end of the fiscal year.

WHAT WERE THE MAJOR WORLDWIDE TRENDS OVER THE REPORTING PERIOD?
Global economic news was good on the whole during the fiscal year, thanks largely to economic recoveries in Europe, Asia and Japan. Markets that were devastated a year ago came along well during 1999; countries that focused on cleaning up their banking systems and stabilizing their currencies enjoyed the best performance. In fact, international stocks largely outperformed U.S. stocks during 1999--the EAFE Index's 26.96% return topped the 21.03% return of the S&P 500 for the fiscal year. Overseas stocks benefited from improving investor expectations of economic growth and more favorable valuations.

WHAT HAPPENED IN EUROPE?
European market fundamentals were good during the fiscal year: inflation was low, employment and exports strengthened and consumer confidence improved. Many countries saw increased growth expectations and strong earnings growth driven by the economic recovery in Asia and the strong U.S. dollar, which helped exports.
    European companies have been undergoing the same type of restructuring that U.S. companies experienced in the 1980s--selling unproductive assets, cutting workforces and buying back shares. Strong merger-and- acquisition (M&A) activity also continued in Europe, stimulated by the launch of the euro at the beginning of 1999. In fact, European M&A activity topped that of the United States for the year.

HOW DID JAPAN FARE?
The Japanese stock market dominated the EAFE's performance during the year. Last spring, investors--particularly foreign investors--began pouring money into Japanese stocks amid prospects of a brighter economy. Market activity drove the value of the yen to powerful heights. By the end of 1999, in a reversal of a years-long state of affairs, foreigners owned more of corporate Japan than banks owned.
    However, not all Japanese stocks have enjoyed the favor of investors. As in the United States, technology and Internet stocks have led the record-breaking charge of Japan's markets. Japan's growth also still largely depends on government spending. Near the end of 1999, Japan poured

          See important fund and index disclosures inside front cover.

                      AIM ADVISOR INTERNATIONAL VALUE FUND

[ART WORK]

                       ANNUAL REPORT / MANAGER'S OVERVIEW

                      -------------------------------------

                 WHY IS JAPAN YOUR LARGEST COUNTRY ALLOCATION?

 Japan posted several consecutive quarters of economic growth, signaling an end to its extended recession. Many investors feel that there has been a changing of the economic guard in Japan. A "new economy" based on high-tech companies could help the country rapidly make up the ground it lost during 1998's global financial crisis, when the entire Japanese banking system was in danger of collapse. The banks have since gone through some major restructuring that has heightened investor confidence in the economy. Japan is also looking to the

United States as a model for how to integrate its emerging new economy. The main caveat remains the strength of the yen, which could halt any sustained turnaround in the economy because of its dependence on exports.

                      -------------------------------------

another $67 billion into its economy, the ninth stimulus package this decade.

HOW DID THE MARKET ENVIRONMENT AFFECT THE FUND?
As in the United States, technology and telecommunications dominated the international markets for a good part of the year. While the fund had some exposure to stocks in these areas, we had difficulty finding many stocks in this primarily growth arena that would fit our valuation criteria. Areas in which we continued to find relative value--such as pharmaceuticals, utilities and food and beverages--remained in the doldrums to some extent because investors seemed willing to pay any price to have exposure to technology stocks.
    At 26.11% of the portfolio, Japan was our largest country allocation. Although the fund remained underweight in Japan relative to the EAFE, we expect our exposure to increase over time to reflect the potentially improved prospects for leading companies. Our largest regional concentration is still Europe, which makes up more than 60% of the fund's total net assets. European holdings that issued disappointing earnings reports tended to be the laggards in the fund during the fiscal year.
    Top fund sectors at the end of the reporting period included financials, 22.96%; technology, 12.6%; communications services, 9.98%; and capital goods, 6.41%.

WHAT ARE SOME HOLDINGS THAT HAVE BENEFITED THE FUND?
Three of the fund's top-performing holdings--Kyocera, Murata Manufacturing and Sony--are Japanese companies involved in electronics. Kyocera is a major producer of semiconductor packaging and electronic components and products. Murata Manufacturing, new to the fund during the year, is an integrated electronic-components manufacturer of "functional ceramics" used in electronic equipment. Sony, which is probably best known for its stereos, televisions and PlayStation game system, also makes semiconductors, computer monitors and batteries.
    Other holdings that benefited the fund include Telecom Italia and Telecom Italia Mobile. The difference in the two names reveals the difference between the two companies: Telecom Italia is Italy's top fixed-line operator and Internet-service provider, while Telecom Italia Mobile is a leading wireless-telecommunications carrier in Europe. Both companies own stakes in other like companies around the world, a testament to the continuing worldwide consolidation within the telecommunications sector.

WHAT IS YOUR NEAR-TERM OUTLOOK?
While the threat of rising interest rates and potential profit-taking in those stocks which have participated in the recent technology boom may dampen market performance in the short term, we remain reasonably optimistic about international markets. With a recovering global economy and lower valuations overseas following the sharp gains in U.S. stocks in recent years, we envision positive relative performance for international equities in 2000. We will continue to offer diversified exposure to the core international markets through well-valued stocks in many of the world's leading and most successful foreign companies.

PORTFOLIO COMPOSITION

As of 12/31/99, based on total net assets

================================================================================================
TOP 10 EQUITY HOLDINGS                                           TOP 10 COUNTRIES
------------------------------------------------------------------------------------------------
  1. Kyocera Corp. ADR (Japan)                         5.03%       1. Japan               26.11%
  2. Murata Manufacturing Co. Ltd. (Japan)             4.83        2. United Kingdom      19.16
  3. HSBC Holdings PLC-ADR (United Kingdom)            3.60        3. Netherlands          9.94
  4. Repsol S.A.-ADR (Spain)                           3.11        4. Germany              8.29
  5. Nintendo Co. Ltd. (Japan)                         2.85        5. France               8.14
  6. Societe Generale (France)                         2.70        6. Italy                7.75
  7. ING Groep N.V.-ADR (Netherlands)                  2.51        7. Spain                5.80
  8. Telecom Italia S.p.A.-ADR (Italy)                 2.35        8. Australia            5.31
  9. British Telecommunications PLC (United Kingdom)   2.28        9. Switzerland          4.80
 10. Hitachi Ltd.-ADR (Japan)                          2.22       10. Denmark              2.23
================================================================================================

=======================================================
TOP 10 INDUSTRIES
-------------------------------------------------------
  1. Electronics (Component Distribution)         9.86%
  2. Telephone                                    8.45
  3. Oil (International Integrated)               8.00
  4. Banks (Major Regional)                       7.96
  5. Health Care (Drugs-Major Pharmaceuticals)    7.80
  6. Banks (Money Center)                         6.80
  7. Foods                                        5.81
  8. Electrical Equipment                         5.60
  9. Electric Companies                           5.15
 10. Chemicals (Diversified)                      3.56
=======================================================

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.

          See important fund and index disclosures inside front cover.

                      AIM ADVISOR INTERNATIONAL VALUE FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM ADVISOR INTERNATIONAL VALUE FUND VS. BENCHMARK INDEXES

5/1/95-12/31/99

in thousands

MOUNTAIN CHART

================================================================================
                                        Lipper Int'l             MSCI EAFE
                   AIM Fund              Value Fund                Index
--------------------------------------------------------------------------------
 5/95              $ 9,750               $10,000                  $10,000
 6/95               10,215                10,694                   10,311
12/95               11,128                10,882                   10,521
 6/96               12,069                11,826                   10,997
12/96               13,463                12,452                   11,157
 6/97               15,428                14,189                   12,408
12/97               15,210                13,355                   11,356
 6/98               17,390                15,467                   13,165
12/98               16,789                15,046                   13,627
 6/99               17,177                16,085                   14,167
12/99               20,423                20,739                   17,301

Past performance cannot guarantee comparable future results.

================================================================================

ABOUT THIS CHART
The chart compares your fund's Class C shares to benchmark indexes. It is intended to give you a general idea of how your fund performed compared to these indexes over the period 5/1/95-12/31/99. (Data for the indexes are for the period 4/30/95-12/31/99.) It is important to understand the differences between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the EAFE is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. An index of funds such as the Lipper International Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/99, including sales charges

================================================================================
CLASS A SHARES
Inception  (12/31/96)             13.60%

  1 year                          15.83*

*22.54%, excluding sales charges

CLASS B SHARES
Inception (3/3/98)                10.34%

  1 year                          16.70*

*21.70%, excluding CDSC

CLASS C SHARES
Inception  (5/1/95)               16.53%

  1 year                          20.64*

*21.64%, excluding CDSC

Source: Lipper, Inc.
================================================================================

Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to differing fees and expenses. For fund performance calculations and descriptions of the indexes cited on this page, please see the inside front cover.
MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

                      AIM ADVISOR INTERNATIONAL VALUE FUND

CHOOSE YOUR INVESTMENT PALETTE

No two pieces of art are exactly alike. Just as an artist may use different paints to create a piece, so does an investor use different kinds of investments to create a portfolio. And as with art, tastes can change over time--most investors have different goals at different stages in their lives, as well as varying tolerance for risk. The biggest advantage mutual funds offer is the potential for diversification. Providing funds with assorted objectives and goals allows investors to shape their portfolios to their specific needs and spread their risk over several different funds, rather than painting their portfolios all one color.

GROWTH VS. INCOME
If you look at the list of AIM's retail mutual funds on the back of your fund report, you'll notice that they are divided into different types. Two that frequently appear are growth and income. Common stock is normally the growth component of a mutual fund with growth as a primary or secondary objective. Bonds are typically the income components of a mutual fund with income as a primary or secondary objective.
    Let's take a closer look at the categories into which AIM's retail mutual funds are divided. Keep in mind that funds listed under the same category don't necessarily have the same kind of investment strategy or portfolio, even if they have the same objective.

DOMESTIC MUTUAL FUNDS
GROWTH FUNDS
Growth funds typically invest in common stocks of companies whose businesses are growing. Growth companies tend to reinvest their profits toward expansion of their potential to produce greater returns instead of paying dividends. So growth mutual funds focus on generating capital gains--increasing the value of the stocks they hold--rather than current income, which means they generally don't pay regular income dividends. Growth funds usually do, however, make one capital-gains distribution per year, when there are gains.
    An increase over time in the value of a growth fund's portfolio means the fund's value, or share price, increases over time also. Shareholders in a growth fund, then, make money by selling their shares for more than they paid for them. Of course, the opposite is also true--shareholders can lose money by selling their shares for less than they paid for them. Growth funds usually range from moderate to very aggressive, depending on the size and types of companies in which they invest.

GROWTH AND INCOME FUNDS
A growth and income fund generally invests in common and preferred stocks and bonds of older, more established companies that have a longer track record of growth and paying dividends.
    A typical growth and income mutual fund will pay quarterly or annual income dividends to its shareholders. (Monthly dividends are not common.) In this way, growth and income funds can potentially provide long-term growth of investments and also current income. These funds tend to be more conservative than growth funds.

INCOME FUNDS
Income funds are generally designed to provide high current income rather than long-term growth. To that end, income funds usually invest chiefly in interest-paying corporate and government bonds. They may also own stocks of companies that pay regular dividends. Some income funds are more aggressive than others. The aggressiveness of a particular fund depends not only on the kinds of securities in which it invests, but also on the fund's sector allocation and maturity structure.

                                    [PHOTO]

                      AIM ADVISOR INTERNATIONAL VALUE FUND

For example, Treasury securities are considered a relatively safe investment because they are guaranteed by the U.S. government. However, lower risk also means lower return potential. On the other hand, lower-rated corporate bonds, often called junk bonds, involve more risk because they are not guaranteed--they are only as good as the companies that issue them. But the added risk also means higher return potential. Income funds are considered more conservative and are suited for investors seeking income rather than growth.

TAX-FREE INCOME OR MUNICIPAL FUNDS
These funds provide shareholders with current income that is tax-exempt at some level, depending on the securities in which they invest. So municipal mutual funds appeal to investors who are looking to reduce income that would otherwise be subject to tax. Municipal bonds or notes, which are issued by state or local governments, are generally exempt from federal taxes. Federal securities, like Treasury bonds, are usually exempt from state taxes. And then there are some securities that are exempt from both federal and state taxes.1

MONEY MARKET FUNDS
A money market fund is one of the safest types of mutual funds available because its main goal is preserving your investment while paying current income in the form of interest. As a result, these funds tend to appeal to investors looking for safety, liquidity and some income from their investment. Money market funds invest in high-quality, short-term securities such as commercial paper and U.S. government agency securities. Although money market funds are not guaranteed or insured by the U.S. government, the securities they hold are less risky than other types of fixed-income securities. The trade-off for safety of principal investment is a lower rate of return.(2)

INTERNATIONAL AND GLOBAL
MUTUAL FUNDS

INTERNATIONAL GROWTH FUNDS
An international growth fund has the same objective as a domestic growth fund, except it invests in stocks of companies located outside the United States. Like their domestic counterparts, international growth funds tend to pay distributions in the form of capital gains rather than dividends. An international growth mutual fund might invest in a particular country, region or continent depending on the investment strategy shown in its prospectus.
    International funds carry different risks than domestic funds because most foreign markets are not as established as the markets in the United States. Other risks include changes in the value of the U.S. dollar compared to foreign currencies, accounting differences, political risks and foreign regulatory differences.

GLOBAL GROWTH, GLOBAL GROWTH AND INCOME, AND GLOBAL INCOME FUNDS
These funds are similar to their domestic equivalents in terms of their goals and the income distributions they pay. Global funds are comparable to international funds in that they can invest in stocks of companies outside the United States. But global funds can also invest substantially in U.S. stocks; international funds generally do not. The amount of a global fund's portfolio that can be invested in the United States varies greatly from fund to fund, according to a fund's prospectus. Global funds carry the same risks as international funds.

SPECIALIZED FUNDS
THEME FUNDS
Theme or sector funds invest primarily in a particular industry or sector of the economy, either domestically or globally. Theme funds are required by prospectus to invest a certain percentage of their assets in their industry or sector of choice under normal market conditions. As a result, theme funds present greater risk and potential reward than more diversified funds. The types of securities held by a theme fund determine its goal of growth and/or income.

TYPES OF FUND DISTRIBUTIONS

INCOME DIVIDENDS are paid from dividends and/or interest from securities in a fund's portfolio. For example, if a company in which a mutual fund owns stock distributes some of its earnings to its shareholders as a dividend, the fund passes on those earnings to its own shareholders. Income dividends are usually taxed as ordinary income.

CAPITAL GAINS represent the net profit realized from the growth in value of the holdings in a fund's portfolio. These distributions are usually made once per year. There are two types of capital gains:
o Short-term capital gains are paid from net profits gained when a mutual fund sells stocks or bonds it has held for less than a year. Short-term capital gains are taxed as ordinary income.
o Long-term capital gains are paid from net profits gained when a mutual fund sells stocks or bonds it has held for more than a year. Long-term capital gains are usually taxed at the capital-gains rate, which is typically lower than ordinary income-tax rates.

(1) Investors in tax-free income funds still have a risk of incurring taxes on capital-gains distributions, for example, so it's wise to see your tax advisor before investing in such funds.
(2) There is no guarantee that a money market fund will be able to maintain a stable net asset value of $1.00 per share.

See the back cover for a complete list of AIM's retail mutual funds. For more information about your fund's objective, read your fund prospectus. For more complete information about any AIM fund(s), including sales charges and expenses, ask your Financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

                      AIM ADVISOR INTERNATIONAL VALUE FUND

SCHEDULE OF INVESTMENTS

December 31, 1999

                                                     MARKET
                                       SHARES        VALUE
FOREIGN STOCKS-99.58%

AUSTRALIA-5.31%

National Australia Bank Ltd.-ADR
  (Banks- Regional)                      40,000   $  3,050,000
--------------------------------------------------------------
News Corp. Ltd. (The) (Publishing-
  Newspapers)                           325,000      3,158,035
--------------------------------------------------------------
Rio Tinto Ltd.-ADR (Metals Mining)       18,000      1,541,565
--------------------------------------------------------------
                                                     7,749,600
--------------------------------------------------------------

DENMARK-2.23%

Den Danske Bank-ADR (Banks-Money
  Center)                                15,000      1,636,512
Novo-Nordisk A.S.-ADR (Health
  Care-Drugs- Major
  Pharmaceuticals)                       25,000      1,615,625
--------------------------------------------------------------
                                                     3,252,137
--------------------------------------------------------------

FRANCE-8.14%

Credit Commercial de France
  (Banks-Major Regional)                 15,000      1,867,468
--------------------------------------------------------------
Groupe Danone-ADR (Foods)                40,000      1,862,500
--------------------------------------------------------------
Michelin-Class B (Automobile/Truck
  Parts & Tires)(a)                      30,000      1,177,546
--------------------------------------------------------------
Societe Generale (Banks-Major
  Regional)                              85,000      3,936,052
--------------------------------------------------------------
Total Fina S.A.-ADR
  (Oil-International Integrated)         43,833      3,035,435
--------------------------------------------------------------
                                                    11,879,001
--------------------------------------------------------------

GERMANY-8.29%

BASF A.G.-ADR
  (Chemicals-Diversified)                60,000      3,067,056
--------------------------------------------------------------
Bayer A.G.-ADR
  (Chemicals-Diversified)                45,000      2,119,873
--------------------------------------------------------------
DaimlerChrysler A.G. (Automobiles)       23,000      1,799,750
--------------------------------------------------------------
Deutsche Bank A.G.-ADR (Banks-Money
  Center)                                36,000      3,025,559
--------------------------------------------------------------
SAP A.G.-ADR (Computers-Software &
  Services)                              40,000      2,082,500
--------------------------------------------------------------
                                                    12,094,738
--------------------------------------------------------------

ITALY-7.75%

Enel S.p.A. (Electric Companies)(a)     300,000      1,256,050
--------------------------------------------------------------
ENI S.p.A.-ADR (Oil-International
  Integrated)                            25,000      1,378,125
--------------------------------------------------------------
San Paolo-IMI S.p.A.-ADR
  (Banks-Major Regional)                109,725      3,003,722
--------------------------------------------------------------
Telecom Italia Mobile S.p.A.
  (Telecommunications-Cellular/Wireless)    200,000    2,232,306
--------------------------------------------------------------
Telecom Italia S.p.A.-ADR
  (Telephone)                            24,500      3,430,000
--------------------------------------------------------------
                                                    11,300,203
--------------------------------------------------------------

JAPAN-26.11%

Bank of Tokyo-Mitsubishi Ltd.
  (Banks- Regional)(a)                   75,000      1,045,777
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
JAPAN-(CONTINUED)

Canon, Inc.-ADR (Office Equipment &
  Supplies)                              75,000   $  3,042,187
--------------------------------------------------------------
Fuji Photo Film-ADR
  (Photography/Imaging)                  50,000      1,912,500
--------------------------------------------------------------
Hitachi Ltd.-ADR
  (Manufacturing-Diversified)            20,000      3,237,500
--------------------------------------------------------------
Honda Motor Co., Ltd. (Automobiles)      18,000      1,377,000
--------------------------------------------------------------
Kyocera Corp.-ADR
  (Electronics-Component
  Distributors)                          28,000      7,336,000
--------------------------------------------------------------
Mitsubishi Heavy Industries, Ltd.
  (Manufacturing-Diversified)(a)        300,000      1,001,714
--------------------------------------------------------------
Murata Manufacturing Co., Ltd.
  (Electronics- Component
  Distributors)                          30,000      7,050,184
--------------------------------------------------------------
Nintendo Co. Ltd. (Leisure
  Time-Products)                         25,000      4,156,671
--------------------------------------------------------------
Nippon Telegraph & Telephone Corp.
  (Telephone)                               150      2,570,379
--------------------------------------------------------------
Sony Corp-ADR (Electrical
  Equipment)                             10,000      2,847,500
--------------------------------------------------------------
Takefuji Corp.
  (Financial-Diversified)                20,000      2,504,774
--------------------------------------------------------------
                                                    38,082,186
--------------------------------------------------------------

NETHERLANDS-9.94%

ABN AMRO Holding N.V. (Banks-Major
  Regional)                              60,000      1,497,598
--------------------------------------------------------------
Akzo Nobel N.V.-ADR (Chemicals)          30,000      1,492,500
--------------------------------------------------------------
ING Groep N.V.-ADR
  (Insurance-Life/Health)                60,000      3,660,000
--------------------------------------------------------------
Koninklijke (Royal) Philips
  Electronics N.V.-ADR (Electrical
  Equipment)                             20,000      2,700,000
--------------------------------------------------------------
Royal Dutch Petroleum Co.-New York
  Shares- ADR (Oil-International
  Integrated)                            45,000      2,719,687
--------------------------------------------------------------
Unilever N.V.-ADR (Foods)                44,642      2,430,199
--------------------------------------------------------------
                                                    14,499,984
--------------------------------------------------------------

PORTUGAL-2.05%

Portugal Telecom S.A.-ADR
  (Telephone)                           275,000      2,990,625
--------------------------------------------------------------

SPAIN-5.80%

Banco Popular Espanol S.A.
  (Banks-Major Regional)                 20,000      1,303,353
--------------------------------------------------------------
Endesa S.A.-ADR (Electric
  Companies)                            130,000      2,624,375
--------------------------------------------------------------
Repsol S.A.-ADR (Oil-International
  Integrated)                           195,000      4,533,750
--------------------------------------------------------------
                                                     8,461,478
--------------------------------------------------------------

SWITZERLAND-4.80%

Nestle S.A.-ADR (Foods)                  30,000      2,733,441
--------------------------------------------------------------
Novartis A.G.-ADR (Health
  Care/Drugs-Major Pharmaceuticals)      35,000      2,556,022
--------------------------------------------------------------
Zurich Allied A.G.
  (Insurance-Multi-Line)                  3,000      1,710,733
--------------------------------------------------------------
                                                     7,000,196
--------------------------------------------------------------

UNITED KINGDOM-19.16%

Associated British Foods PLC-ADR
  (Foods)                               264,000      1,449,862
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
UNITED KINGDOM-(CONTINUED)

AstraZeneca Group PLC-ADR (Health
  Care- Drugs-Major
  Pharmaceuticals)                       65,000   $  2,713,750
--------------------------------------------------------------
British Airways PLC-ADR (Airlines)       25,000      1,609,375
--------------------------------------------------------------
British Telecommunications PLC
  (Telephone)                            14,000      3,332,000
--------------------------------------------------------------
Carlton Communications PLC-ADR
  (Electrical Equipment)                 55,000      2,619,375
--------------------------------------------------------------
Corus Group PLC-ADR (Iron & Steel)       55,000      1,423,125
--------------------------------------------------------------
Glaxo Wellcome PLC-ADR (Health
  Care-Drugs- Major
  Pharmaceuticals)                       40,000      2,235,000
--------------------------------------------------------------
HSBC Holdings PLC-ADR (Banks-Money
  Center)                                75,000      5,258,227
--------------------------------------------------------------
Marks & Spencer PLC (Retail-Stores)     300,000      1,427,798
--------------------------------------------------------------
PowerGen PLC-ADR (Electric
  Companies)                             55,000      1,739,375
--------------------------------------------------------------
Scottish Power PLC (Electric
  Companies)                            250,000      1,893,236
--------------------------------------------------------------
SmithKline Beecham PLC-ADR (Health
  Care- Drugs-Major
  Pharmaceuticals)                       35,000      2,255,313
--------------------------------------------------------------
                                                    27,956,436
--------------------------------------------------------------
    Total Foreign Stocks (Cost
      $96,020,162)                                 145,266,584
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
U.S. GOVERNMENT AGENCY
  SECURITIES-0.88%

FEDERAL HOME LOAN BANK-0.88%

Disc. Notes,(b)
  1.50%, 01/03/00 (Cost $1,279,893)  $1,280,000   $  1,279,893
--------------------------------------------------------------
TOTAL INVESTMENTS-100.46% (Cost
  $97,300,055)                                     146,546,477
--------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(0.46%)                                      (670,743)
--------------------------------------------------------------
NET ASSETS-100.00%                                $145,875,734
==============================================================

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

ASSETS:

Investments, at market value (cost
  $97,300,055)                               $146,546,477
---------------------------------------------------------
Foreign currencies, at value (cost $20,378)        20,600
---------------------------------------------------------
Receivables for:
  Capital stock sold                              146,305
---------------------------------------------------------
  Interest and dividends                          351,799
---------------------------------------------------------
Investment for deferred compensation plan          12,194
---------------------------------------------------------
Other assets                                        6,445
---------------------------------------------------------
    Total assets                              147,083,820
---------------------------------------------------------

LIABILITIES:

Payables for:
  Capital stock reacquired                        749,388
---------------------------------------------------------
  Deferred compensation plan                       12,194
---------------------------------------------------------
Accrued advisory fees                             117,574
---------------------------------------------------------
Accrued distribution fees                         253,604
---------------------------------------------------------
Accrued transfer agent fees                        21,004
---------------------------------------------------------
Accrued administrative services fees                4,247
---------------------------------------------------------
Accrued operating expenses                         50,075
---------------------------------------------------------
    Total liabilities                           1,208,086
---------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING  $145,875,734
=========================================================

NET ASSETS:

Class A                                      $ 31,412,114
=========================================================
Class B                                      $  5,642,468
=========================================================
Class C                                      $108,821,152
=========================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                   1,576,677
=========================================================
Class B:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                     284,889
=========================================================
Class C:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                   5,496,171
=========================================================
Class A:
  Net asset value and redemption price per
    share                                    $      19.92
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $19.92 divided
       by 94.50%)                            $      21.08
=========================================================
Class B:
  Net asset value and offering price per
    share                                    $      19.81
=========================================================
Class C:
  Net asset value and offering price per
    share                                    $      19.80
=========================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 1999

INVESTMENT INCOME:
Dividends (net of $350,255 foreign
  withholding tax)                           $ 2,789,892
--------------------------------------------------------
Interest                                         110,773
--------------------------------------------------------
    Total investment income                    2,900,665
--------------------------------------------------------

EXPENSES:

Advisory fees                                  1,307,027
--------------------------------------------------------
Administrative services fees                      25,721
--------------------------------------------------------
Custodian fees                                    29,499
--------------------------------------------------------
Operating services fees                          290,546
--------------------------------------------------------
Distribution fees-Class A                         94,674
--------------------------------------------------------
Distribution fees-Class B                         42,551
--------------------------------------------------------
Distribution fees-Class C                        993,935
--------------------------------------------------------
Directors' fees and expenses                       3,847
--------------------------------------------------------
Transfer Agent fees-Class A                       17,199
--------------------------------------------------------
Transfer Agent fees-Class B                        7,228
--------------------------------------------------------
Transfer Agent fees-Class C                       65,930
--------------------------------------------------------
Other                                             45,538
--------------------------------------------------------
    Total expenses                             2,923,695
--------------------------------------------------------
Less: Fees waived                               (166,253)
--------------------------------------------------------
    Expenses paid indirectly                        (759)
--------------------------------------------------------
    Net expenses                               2,756,683
--------------------------------------------------------
Net investment income                            143,982
--------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                        7,711,836
--------------------------------------------------------
  Foreign currencies                            (100,916)
--------------------------------------------------------
                                               7,610,920
--------------------------------------------------------
Change in net unrealized appreciation of:
  Investment securities                       18,910,641
--------------------------------------------------------
  Foreign currencies                               1,968
--------------------------------------------------------
                                              18,912,609
--------------------------------------------------------
    Net gain from investment securities and
       foreign currencies                     26,523,529
--------------------------------------------------------
Net increase in net assets resulting from
  operations                                 $26,667,511
=========================================================

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1999 and 1998

                                                                  1999           1998
                                                              ------------   ------------
OPERATIONS:

  Net investment income                                       $    143,982   $    226,806
-----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                           7,610,920     (5,494,200)
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                18,912,609     15,275,348
-----------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        26,667,511     10,007,954
-----------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:

  Class A                                                         (432,681)      (160,712)
-----------------------------------------------------------------------------------------
  Class B                                                          (42,668)            --
-----------------------------------------------------------------------------------------
  Class C                                                         (838,386)            --
-----------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAINS ON
  INVESTMENT SECURITIES:

  Class A                                                         (115,532)          (237)
-----------------------------------------------------------------------------------------
  Class B                                                          (20,873)           (51)
-----------------------------------------------------------------------------------------
  Class C                                                         (410,586)        (1,274)
-----------------------------------------------------------------------------------------

SHARE TRANSACTIONS-NET:

  Class A                                                       (2,103,894)    18,784,781
-----------------------------------------------------------------------------------------
  Class B                                                          446,063      4,303,232
-----------------------------------------------------------------------------------------
  Class C                                                      (14,925,148)     3,112,106
-----------------------------------------------------------------------------------------
    Net increase in net assets                                   8,223,806     36,045,799
-----------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          137,651,928    101,606,129
-----------------------------------------------------------------------------------------
  End of period                                               $145,875,734   $137,651,928
=========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $ 96,576,058   $113,159,037
-----------------------------------------------------------------------------------------
  Undistributed net investment income                           (1,208,005)        58,330
-----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                            1,261,120     (5,899,391)
-----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                          49,246,561     30,333,952
-----------------------------------------------------------------------------------------
                                                              $145,875,734   $137,651,928
=========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Advisor International Value Fund (the "Fund") is a series portfolio of AIM Advisor Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of four separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high total return on investment through growth of capital and current income, without regard to federal income tax considerations.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
        Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. On December 31, 1999, undistributed net investment income was decreased by $96,582 and undistributed net realized gains increased by $96,582 as a result of differing book/tax treatment of foreign currency transactions and foreign tax credits. Net assets of the Fund were unaffected by the reclassifications.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds of capital stock redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the Fund's average daily net assets. AIM has entered into a sub-advisory agreement with INVESCO Global Asset Management Limited ("IGAM") whereby AIM pays IGAM an annual rate of 0.35% of the first $50 million of the Fund's average daily net assets, plus 0.30% of the Fund's average daily net assets in excess of $50 million to and including $100 million, plus 0.25% of the Fund's average daily net assets in excess of $100 million.
  The Company, pursuant to an operating services agreement with AIM, agreed to pay AIM an annual rate of 0.45% of the Fund's average daily net assets for providing or arranging to provide accounting, legal (except litigation), dividend disbursing, transfer agency, registrar, custodial, shareholder reporting, sub-accounting and recordkeeping services and functions. The agreement provided that AIM pay all fees and expenses associated with these and other functions, including, but not limited to, registration fees, shareholder meeting fees, and proxy statement and shareholder report expenses. During the year ended December 31, 1999, AIM was paid $151,347 under the agreement. As of June 1, 1998, AIM voluntarily agreed to limit the operating services fees to an annual rate of 0.45% of the first $50 million of the Fund's average daily net assets and 0.10% of the Fund's average daily net assets in excess of $50 million. During the year ended December 31, 1999, AIM voluntarily waived operating services fees in the amount of $139,199.
  Pursuant to an amended operating services agreement effective July 1, 1999, the Fund shall pay costs incurred for providing operating services, such as accounting, legal (except litigation), dividend disbursing, transfer agency, registrar, custodial, shareholder reporting, sub-accounting and recordkeeping services and functions, including, but not limited to, registration fees, shareholder meeting fees, and proxy statement and shareholder report expenses. Further, the Fund's operating expenses are limited to 0.45% of the Fund's average daily net assets.
  Following the amendment to the operating services agreement effective July 1, 1999, the Fund entered into a master administrative services agreement with AIM. Pursuant to a master administrative services agreement, the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period July 1, 1999 though December 31, 1999, AIM was paid $25,721 for such services.
  Following the amendment to the operating services agreement effective July 1, 1999, the Fund entered into a transfer agency and service agreement with A I M Fund Services, Inc. ("AFS"). Pursuant to a transfer agency and service agreement, the Fund agreed to pay AFS a fee for providing transfer agency and shareholder services to the Fund. For the period July 1, 1999 through December 31, 1999, AFS was paid $34,877 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively, the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. AIM Distributors has contractually agreed to limit the Class A shares plan payments to 0.25% for three years beginning August 4, 1997. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended December 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $67,620, $42,551 and $993,935, respectively, as compensation under the Plans. During the year ended December 31, 1999, AIM Distributors waived fees of $27,054 for Class A shares.
  AIM Distributors received commissions of $9,075 from sales of the Class A shares of the Fund during the year ended December 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1999, AIM Distributors received $63,088 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the period July 1, 1999 through December 31, 1999, the Fund paid legal fees of $1,087 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the year ended December 31, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $46 and $713, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $759 during the year ended December 31, 1999.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1999 was $30,504,918 and $43,581,993, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 1999 was as follows:

Aggregate unrealized appreciation of
  investment securities                       $52,043,747
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (3,905,912)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                  $48,137,835
=========================================================

Cost of investments for tax purposes is $98,408,642.

NOTE 7-CAPITAL STOCK

Changes in capital stock outstanding during the years ended December 31, 1999 and 1998 were as follows:

                                                                        1999                        1998
                                                              -------------------------   -------------------------
                                                                SHARES        AMOUNT        SHARES        AMOUNT
                                                              ----------   ------------   ----------   ------------
Sold:
  Class A                                                      1,038,717   $ 17,709,368    1,753,054   $ 28,241,964
-------------------------------------------------------------------------------------------------------------------
  Class B                                                        154,805      2,600,272      309,463      5,088,103
-------------------------------------------------------------------------------------------------------------------
  Class C                                                        914,757     15,303,016    1,767,625     28,826,767
-------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                         28,852        526,848        9,847        156,574
-------------------------------------------------------------------------------------------------------------------
  Class B                                                          3,257         59,148            3             46
-------------------------------------------------------------------------------------------------------------------
  Class C                                                         59,722      1,083,956           71          1,122
-------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (1,198,053)   (20,340,110)    (619,207)    (9,613,757)
-------------------------------------------------------------------------------------------------------------------
  Class B                                                       (133,374)    (2,213,357)     (49,265)      (784,917)
-------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,855,582)   (31,312,120)  (1,630,166)   (25,715,783)
-------------------------------------------------------------------------------------------------------------------
                                                                (986,899)  $(16,582,979)   1,541,425   $ 26,200,119
===================================================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during each of the years in the three-year period ended December 31, 1999, for a share of Class B capital stock outstanding during the year ended December 31, 1999 and the period March 3, 1998 (date sales commenced) through December 31, 1998 and for a share of Class C capital stock outstanding during each of the years in the four-year period ended December 31, 1999 and the period May 1, 1995 (date operations commenced) through December 31, 1995.

                                                                          CLASS A(a)                           CLASS B
                                                              -----------------------------------      ------------------------
                                                                1999       1998        1997(b)           1999          1998
                                                              --------    -------    ------------      --------    ------------
Net asset value, beginning of period                          $ 16.57     $ 14.99       $13.42          $16.48        $16.21
------------------------------------------------------------  -------     -------       ------          ------        ------
Income from investment operations:
  Net investment income                                          0.13        0.09         0.17           (0.01)           --
------------------------------------------------------------  -------     -------       ------          ------        ------
  Net gains on securities (both realized and unrealized)         3.57        1.59         1.69            3.56          0.27
------------------------------------------------------------  -------     -------       ------          ------        ------
    Total from investment operations                             3.70        1.68         1.86            3.55          0.27
------------------------------------------------------------  -------     -------       ------          ------        ------
Less distributions:
  Dividends from net investment income                          (0.28)      (0.10)       (0.07)          (0.15)           --
------------------------------------------------------------  -------     -------       ------          ------        ------
  Distributions from net realized gains                         (0.07)         --        (0.22)          (0.07)           --
------------------------------------------------------------  -------     -------       ------          ------        ------
    Total distributions                                         (0.35)      (0.10)       (0.29)          (0.22)           --
------------------------------------------------------------  -------     -------       ------          ------        ------
Net asset value, end of period                                $ 19.92     $ 16.57       $14.99          $19.81        $16.48
============================================================  =======     =======       ======          ======        ======
Total return(c)                                                 22.54%      11.20%       13.84%          21.70%         1.67%
============================================================  =======     =======       ======          ======        ======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $31.412     $28,281       $8,444          $5,642        $4,289
============================================================  =======     =======       ======          ======        ======
Ratio of expenses to average net assets(d)                       1.51%(e)    1.57%        1.71%           2.27%(e)      2.32%(f)
============================================================  =======     =======       ======          ======        ======
Ratio of net investment income (loss) to average net
  assets(g)                                                      0.71%(e)    0.84%        0.83%          (0.05)%(e)     0.09%(f)
============================================================  =======     =======       ======          ======        ======
Portfolio turnover rate                                            24%          9%           9%             24%            9%
============================================================  =======     =======       ======          ======        ======

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b) Calculated using average shares outstanding.
(c) Does not deduct sales charges and is not annualized for periods less than one year.
(d) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.72%, 1.81% and 1.81% for 1999-1997 for Class A and 2.38% and 2.46%
    (annualized) for 1999-1998 for Class B.
(e) Ratios are based on average net assets of $27,054,104 and $4,255,071 for Class A and Class B, respectively.
(f) Annualized.
(g) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were 0.50%, 0.60% and 0.73% for 1999-1997 for Class A and (0.16)% and (0.05)% (annualized) for 1999-1998 for Class B.

                                                                                       CLASS C(a)
                                                              ------------------------------------------------------------
                                                              1999(b)         1998        1997(b)       1996         1995
                                                              --------      --------      -------      -------      ------
Net asset value, beginning of period                          $  16.48      $  14.93      $ 13.42      $ 11.13      $10.00
------------------------------------------------------------  --------      --------      -------      -------      ------
Income from investment operations:
  Net investment income (loss)                                   (0.01)           --         0.01        (0.01)         --
------------------------------------------------------------  --------      --------      -------      -------      ------
  Net gains on securities (both realized and unrealized)          3.55          1.55         1.73         2.34        1.13
------------------------------------------------------------  --------      --------      -------      -------      ------
    Total from investment operations                              3.54          1.55         1.74         2.33        1.13
------------------------------------------------------------  --------      --------      -------      -------      ------
Less distributions:
  Dividends from net investment income                           (0.15)           --        (0.01)          --          --
------------------------------------------------------------  --------      --------      -------      -------      ------
  Distributions from net realized gains                          (0.07)           --        (0.22)       (0.04)         --
------------------------------------------------------------  --------      --------      -------      -------      ------
    Total distributions                                          (0.22)           --        (0.23)       (0.04)         --
------------------------------------------------------------  --------      --------      -------      -------      ------
Net asset value, end of period                                 $ 19.80      $  16.48      $ 14.93      $ 13.42      $11.13
============================================================  ========      ========      =======      =======      ======
Total return(c)                                                  21.64%        10.38%       12.98%       20.99%      11.28%
============================================================  ========      ========      =======      =======      ======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $108,821      $105,083      $93,162      $51,916      $9,467
============================================================  ========      ========      =======      =======      ======
Ratio of expenses to average net assets(d)                        2.27%(e)      2.32%        2.46%        2.50%       2.50%(f)
============================================================  ========      ========      =======      =======      ======
Ratio of net investment income (loss) to average net
  assets(g)                                                      (0.05)%(e)     0.09%        0.08%       (0.16)%      0.03%(f)
============================================================  ========      ========      =======      =======      ======
Portfolio turnover rate                                             24%            9%           9%           5%          2%
============================================================  ========      ========      =======      =======      ======

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b) Calculated using average shares outstanding.
(c) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.38% and 2.46% for 1999-1998.
(e) Ratios are based on average net assets of $99,393,505.
(f) Annualized.
(g) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (0.16)% and (0.05)% for 1999-1998.

                       INDEPENDENT AUDITORS' REPORT

                       The Board of Directors and Shareholders of
                       AIM Advisor International Value Fund:

                       We have audited the accompanying statement of assets and liabilities of AIM Advisor International Value Fund (a portfolio of AIM Advisor Funds, Inc.), including the schedule of investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.
                         We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM Advisor International Value Fund as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with generally accepted accounting principles.

                       KPMG LLP

                       February 4, 2000
                       Houston, Texas

BOARD OF DIRECTORS                                OFFICERS                                 OFFICE OF THE FUND
Charles T. Bauer                                  Charles T. Bauer                         11 Greenway Plaza
Chairman                                          Chairman                                 Suite 100
A I M Management Group Inc.                                                                Houston, TX 77046
                                                  Robert H. Graham
Bruce L. Crockett                                 President                                INVESTMENT ADVISOR
Director
ACE Limited;                                      Carol F. Relihan                         A I M Advisors, Inc.
Formerly Director, President, and                 Senior Vice President and Secretary      11 Greenway Plaza
Chief Executive Officer                                                                    Suite 100
COMSAT Corporation                                Gary T. Crum                             Houston, TX 77046
                                                  Senior Vice President
Owen Daly II                                                                               SUB-ADVISOR
Director                                          Dana R. Sutton
Cortland Trust Inc.                               Vice President and Treasurer             INVESCO Global Asset Management Limited
                                                                                           12 Bermudian Rd., 3rd Floor
Edward K. Dunn Jr.                                Robert G. Alley                          P.O. Box HM66
Chairman, Mercantile Mortgage Corp.;              Vice President                           Hamilton, HM AX, Bermuda
Formerly Vice Chairman, President
and Chief Operating Officer,                      Stuart W. Coco                           TRANSFER AGENT
Mercantile-Safe Deposit & Trust Co.; and          Vice President
President, Mercantile Bankshares                                                           A I M Fund Services, Inc.
                                                  Melville B. Cox                          P.O. Box 4739
Jack Fields                                       Vice President                           Houston, TX 77210-4739
Chief Executive Officer
Texana Global, Inc.;                              Karen Dunn Kelley                        CUSTODIAN
Formerly Member                                   Vice President
of the U.S. House of Representatives                                                       State Street Bank and Trust Company
                                                  Edgar M. Larsen                          225 Franklin Street
Carl Frischling                                   Vice President                           Boston, MA 02110
Partner
Kramer, Levin, Naftalis & Frankel LLP             Mary J. Benson                           COUNSEL TO THE FUND
                                                  Assistant Vice President and
Robert H. Graham                                  Assistant Treasurer                      Ballard Spahr
President and Chief Executive Officer                                                      Andrews & Ingersoll, LLP
A I M Management Group Inc.                       Sheri Morris                             1735 Market Street
                                                  Assistant Vice President and             Philadelphia, PA 19103
Prema Mathai-Davis                                Assistant Treasurer
Chief Executive Officer, YWCA of the U.S.A.,                                               COUNSEL TO THE DIRECTORS
Commissioner, New York City Dept. for             Renee A. Friedli
the Aging; and member of the Board of Directors,  Assistant Secretary                      Kramer, Levin, Naftalis & Frankel LLP
Metropolitan Transportation Authority of                                                   919 Third Avenue
New York State                                    P. Michelle Grace                        New York, NY 10022
                                                  Assistant Secretary
Lewis F. Pennock                                                                           DISTRIBUTOR
Attorney                                          Nancy L. Martin
                                                  Assistant Secretary                      A I M Distributors, Inc.
Louis S. Sklar                                                                             11 Greenway Plaza
Executive Vice President                          Ofelia M. Mayo                           Suite 100
Hines Interests                                   Assistant Secretary                      Houston, TX 77046
Limited Partnership
                                                  Lisa A. Moss                             AUDITORS
                                                  Assistant Secretary
                                                                                           KPMG LLP
                                                  Kathleen J. Pflueger                     700 Louisiana
                                                  Assistant Secretary                      Houston, TX 77002

                                                  Samuel D. Sirko
                                                  Assistant Secretary

                                                  Stephen I. Winer
                                                  Assistant Secretary

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

AIM Advisor International Value Fund Class A, Class B and Class C shares paid ordinary dividends in the amount of $0.2783, $0.1519, and $0.1519 per share, respectively, to shareholders during its tax year ended December 31, 1999. Of these amounts 1.77% is eligible for the dividends received deduction for corporations. The Fund also distributed long-term capital gains of $546, 991 for the Fund's tax year ended December 31, 1999. Of long-term capital gains distributed, 100% is 20% rate gain.

For the fiscal year ended December 31, 1999, the amount of income received by the Fund from sources within foreign countries and possessions of the United States was $0.7332 per share (representing a total of $3,021,612). The amount of taxes paid by the Fund to such countries for the fiscal year ended December 31, 1999 was $0.0849 per share (representing a total of $349,988). The following table provides a breakdown by country of ordinary income dividends and foreign taxes paid by the Fund during the fiscal year ended December 31, 1999:

                                                               GROSS       FOREIGN
                                                              INCOME       TAX PAID
                          COUNTRY                                %            %
------------------------------------------------------------  -------      --------
Australia...................................................     7.13%         3.48%
Denmark.....................................................     2.88%         3.82%
France......................................................     5.18%         6.95%
Germany.....................................................     9.42%         7.18%
Italy.......................................................     6.80%         9.17%
Japan.......................................................     3.03%         5.05%
Netherlands.................................................    20.79%        27.05%
Portugal....................................................     1.86%         1.67%
Spain.......................................................     5.53%         7.40%
Switzerland.................................................     2.38%         3.23%
United Kingdom..............................................    29.70%        23.89%
Various.....................................................     0.65%         1.11%
------------------------------------------------------------  -------      --------
Subtotal....................................................    95.35%       100.00%
------------------------------------------------------------  -------      --------
United States...............................................     4.65%         0.00%
------------------------------------------------------------  -------      --------
Total.......................................................   100.00%       100.00%
============================================================  =======      ========

THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                               MONEY MARKET FUNDS                     A I M Management Group Inc. has provided
AIM Aggressive Growth Fund                 AIM Money Market Fund                  leadership in the mutual fund industry
AIM Blue Chip Fund                         AIM Tax-Exempt Cash Fund               since 1976 and managed approximately
AIM Capital Development Fund                                                      $160 billion in assets for more than 6.6 million
AIM Constellation Fund(1)                  INTERNATIONAL GROWTH FUNDS             shareholders, including individual investors,
AIM Dent Demographic Trends Fund           AIM Advisor International Value Fund   corporate clients and financial institutions,
AIM Large Cap Growth Fund                  AIM Asian Growth Fund                  as of December 31, 1999.
AIM Mid Cap Equity Fund                    AIM Developing Markets Fund               The AIM Family of Funds--Registered Trademark--
AIM Mid Cap Growth Fund                    AIM Euroland Growth Fund(4)            is distributed nationwide, and AIM today is the
AIM Mid Cap Opportunities Fund             AIM European Development Fund          eighth-largest mutual fund complex in the United
AIM Select Growth Fund                     AIM International Equity Fund          States in assets under management, according to
AIM Small Cap Growth Fund(2)               AIM Japan Growth Fund                  Strategic Insight, an independent mutual fund
AIM Small Cap Opportunities Fund(3)        AIM Latin American Growth Fund         monitor.
AIM Value Fund                             AIM New Pacific Growth Fund
AIM Weingarten Fund
                                           GLOBAL GROWTH FUNDS
GROWTH & INCOME FUNDS                      AIM Global Aggressive Growth Fund
AIM Advisor Flex Fund                      AIM Global Growth Fund
AIM Advisor Large Cap Value Fund
AIM Advisor Real Estate Fund               GLOBAL GROWTH & INCOME FUNDS
AIM Balanced Fund                          AIM Global Growth & Income Fund
AIM Basic Value Fund                       AIM Global Utilities Fund
AIM Charter Fund
                                           GLOBAL INCOME FUNDS
INCOME FUNDS                               AIM Emerging Markets Debt Fund
AIM Floating Rate Fund                     AIM Global Government Income Fund
AIM High Yield Fund                        AIM Global Income Fund
AIM High Yield Fund II                     AIM Strategic Income Fund
AIM Income Fund
AIM Intermediate Government Fund           THEME FUNDS
AIM Limited Maturity Treasury Fund         AIM Global Consumer Products and Services Fund
                                           AIM Global Financial Services Fund
TAX-FREE INCOME FUNDS                      AIM Global Health Care Fund
AIM High Income Municipal Fund             AIM Global Infrastructure Fund
AIM Municipal Bond Fund                    AIM Global Resources Fund
AIM Tax-Exempt Bond Fund of Connecticut    AIM Global Telecommunications and Technology Fund(5)
AIM Tax-Free Intermediate Fund             AIM Global Trends Fund(6)



(1) Effective December 1, 1999, AIM Constellation Fund's investment strategy broadened to allow investments across all market capitalizations. (2) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (3) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999. (4) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (5) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (6) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your Financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after April 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.

                                                         [AIM LOGO APPEARS HERE]

                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

A I M Distributors, Inc.                                               IVAL-AR-1